                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust (N.A), as Trustee of Home Equity Loan Trust 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1998 to June 30, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1998.

                                        GREEN TREE FINANCIAL CORP.




                                        BY: /s/Phyllis A. Knight
                                            ------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                          GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1998 between the Company and First Trust National Association, as Trustee of Home Equity Loan Trust 1998-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of July, 1998.

                                        GREEN TREE FINANCIAL CORP.




                                        BY: /s/Phyllis A. Knight
                                            ------------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A
                                MONTHLY REPORT
                                   JUNE 1998

                                              DISTRIBUTION DATE:    7/15/98
                                                                ----------------
                                                          CUSIP# 393505 ZJA ZK1
                                                                ----------------
                                                                 ZL9 ZM7 ZN5 ZPO
                                                                ----------------
                                                                  ZQ8 ZR6 ZS4
                                                                ----------------
                                                  TRUST ACCOUNT:   3336335-0
                                                                ----------------


1. (A)  AMOUNT AVAILABLE (INCLUDING MONTHLY SERVICING FEE)                                       $ 13,916,608.37
                                                                                                 ---------------

   (B)  CLASS HE: M-1 INTEREST DEFICIENCY AMOUNT (IF ANY),
        CLASS HE: M-2 INTEREST DEFICIENCY AMOUNT (IF ANY) AND
        CLASS HE: B INTEREST DEFICIENCY AMOUNT (IF ANY)
        WITHDRAWN FOR PRIOR PAYMENT DATE                                                         $          0.00
                                                                                                 ---------------
   (C)  AMOUNT AVAILABLE AFTER GIVING EFFECT TO WITHDRAWAL OF
        ANY CLASS HE: M-1 INTEREST DEFICIENCY AMOUNT, CLASS HE:
        M-2 INTEREST DEFICIENCY AMOUNT AND CLASS HE: B INTEREST
        DEFICIENCY AMOUNT FOR PRIOR PAYMENT DATE                                                 $ 13,916,608.37
                                                                                                 ---------------

    PRINCIPAL

2.  FORMULA PRINCIPAL DISTRIBUTION AMOUNT:

                (A)  SCHEDULED PRINCIPAL                                  $    349,640.57
                                                                          ---------------
                (B)  PRINCIPAL PREPAYMENTS                                   6,828,641.18
                                                                          ---------------
                (C)  LIQUIDATED LOANS                                                0.00
                                                                          ---------------
                (D)  REPURCHASES                                                  -591.08
                                                                          ---------------
                (E)  PREVIOUSLY UNDISTRIBUTED PRINCIPAL AMOUNTS                      0.00
                                                                          ---------------
                (F)  PRE-FUNDED FIXED RATE AMOUNT, IF ANY                            0.00
                                                                          ---------------
                (G)  EXTRA PRINCIPAL DISTRIBUTION AMOUNT                             0.00
                                                                          ---------------
                (F)  LESS CLASS HE: A-1ARM FORMULA
                     PRINCIPAL DISTRIBUTION AMOUNT                                   0.00
                                                                          ---------------

                            TOTAL PRINCIPAL                                                      $  7,177,690.67
                                                                                                 ---------------

3.  CLASS HE: A-1ARM FORMULA PRINCIPAL DISTRIBUTION AMOUNT (LESSER OF
    CLASS HE: A-1 ARM PRINCIPAL BALANCE OR SUM OF (A) - (F))

                (A)  SCHEDULED PRINCIPAL                                  $     14,148.63
                                                                          ---------------
                (B)  PRINCIPAL PREPAYMENTS                                   2,904,652.84
                                                                          ---------------
                (C)  LIQUIDATED LOANS                                                0.00
                                                                          ---------------
                (D)  REPURCHASES                                                     0.00
                                                                          ---------------
                (E)  PRE-FUNDED ARM AMOUNT, IF ANY                                   0.00
                                                                          ---------------
                (F)  CLAUSE (VI) OF DEFINITION                                       0.00
                                                                          ---------------

                            TOTAL PRINCIPAL                                                      $  2,918,801.47
                                                                                                 ---------------

4.  SENIOR PERCENTAGE                                                                                        100%
                                                                                                 ---------------

5.  CLASS B PERCENTAGE                                                                                        100%
                                                                                                 ----------------


                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A
                                MONTHLY REPORT
                                   JUNE 1998
                                    PAGE 2

                                              DISTRIBUTION DATE:    7/15/98
                                                                ----------------
                                                          CUSIP# 393505 ZJA ZK1
                                                                ----------------
                                                                 ZL9 ZM7 ZN5 ZPO
                                                                ----------------
                                                                  ZQ8 ZR6 ZS4
                                                                ----------------
                                                  TRUST ACCOUNT:   3336335-0
                                                                ----------------


    CLASS HE:  A CERTIFICATES
    -------------------------

    INTEREST

6.  AGGREGATE INTEREST
                (A)   CLASS HE: A-1 ARM PASS-THROUGH RATE                         5.90625%
                                                                          ---------------
                (B)   CLASS HE: A-1 ARM INTEREST                                                 $    344,104.97
                                                                                                 ---------------
                (C)   CLASS HE: A-1 PASS-THROUGH RATE                                6.00%
                                                                          ---------------
                (D)   CLASS HE: A-1 INTEREST                                                     $    546,759.10
                                                                                                 ---------------
                (E)   CLASS HE: A-2 PASS-THROUGH RATE                                6.04%
                                                                          ---------------
                (F)   CLASS HE: A-2 INTEREST                                                     $    327,166.67
                                                                                                 ---------------
                (G)   CLASS HE: A-3 PASS-THROUGH RATE                                6.33%
                                                                          ---------------
                (H)   CLASS HE: A-3 INTEREST                                                     $    300,675.00
                                                                                                 ---------------
                (I)   CLASS HE: A-4 PASS-THROUGH RATE                                6.25%
                                                                          ---------------
                (J)   CLASS HE: A-4 INTEREST                                                     $    104,166.67
                                                                                                 ---------------
                (K)   CLASS HE: A-5 IO PASS-THROUGH RATE                             8.00%
                                                                          ---------------
                (L)   CLASS HE: A-5 IO INTEREST                                                  $    133,333.33
                                                                                                 ---------------

7.  AMOUNT APPLIED TO UNPAID CLASS HE: A INTEREST SHORTFALL                                      $          0.00
                                                                                                 ---------------

8.  REMAINING UNPAID CLASS HE: A INTEREST SHORTFALL                                              $          0.00
                                                                                                 ---------------

    PRINCIPAL

9.  CLASS HE: A-4 LOCKOUT PERCENTAGE FOR SUCH PAYMENT DATE                                                   100%
                                                                                                 ---------------

10.  CLASS HE: A PRINCIPAL DISTRIBUTION:

                (A)  CLASS HE: A-1 ARM                                                           $  2,918,801.47
                                                                                                 ---------------
                (B)  CLASS HE: A-4 LOCKOUT PRO RATA DISTRIBUTION AMOUNT                          $          0.00
                                                                                                 ---------------
                (C)  BALANCE OF FORMULA PRINCIPAL DISTRIBUTION AMOUNT
                         (I)   CLASS HE: A-1                                                     $  7,177,690.67
                                                                                                 ---------------
                         (II)  CLASS HE: A-2                                                     $          0.00
                                                                                                 ---------------
                         (III) CLASS HE: A-3                                                     $          0.00
                                                                                                 ---------------
                         (IV)  CLASS HE: A-4                                                     $          0.00
                                                                                                 ---------------

11.  CLASS HE: A PRINCIPAL BALANCE:

                (A)  CLASS HE: A-1 ARM PRINCIPAL BALANCE                                         $ 66,994,588.77
                                                                                                 ---------------
                (B)  CLASS HE: A-1 PRINCIPAL BALANCE                                             $102,174,129.33
                                                                                                 ---------------
                (C)  CLASS HE: A-2 PRINCIPAL BALANCE                                             $ 65,000,000.00
                                                                                                 ---------------
                (D)  CLASS HE: A-3 PRINCIPAL BALANCE                                             $ 57,000,000.00
                                                                                                 ---------------
                (E)  CLASS HE: A-4 PRINCIPAL BALANCE                                             $ 20,000,000.00
                                                                                                 ---------------
                (F)  CLASS HE: A-5 IO NOTIONAL PRINCIPAL AMOUNT                                  $ 20,000,000.00
                                                                                                 ---------------

12.  AMOUNT, IF ANY, BY WHICH CLASS A FORMULA DISTRIBUTION AMOUNT
     EXCEEDS CLASS A DISTRIBUTION AMOUNT                                                         $          0.00
                                                                                                 ---------------

                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A
                                MONTHLY REPORT
                                   JUNE 1998
                                    PAGE 3

                                              DISTRIBUTION DATE:    7/15/98
                                                                ----------------
                                                          CUSIP# 393505 ZJA ZK1
                                                                ----------------
                                                                 ZL9 ZM7 ZN5 ZPO
                                                                ----------------
                                                                  ZQ8 ZR6 ZS4
                                                                ----------------
                                                  TRUST ACCOUNT:   3336335-0
                                                                ----------------




     CLASS HE:  M-1 CERTIFICATES
     ---------------------------

13.  AMOUNT AVAILABLE LESS THE CLASS HE: A DISTRIBUTION AMOUNT
     (INCLUDING MONTHLY SERVICING FEE)                                                           $  2,063,910.49
                                                                                                 ---------------

     INTEREST ON CLASS HE:  M-1 PRINCIPAL BALANCE LESS CLASS HE:  M-1
     LIQUIDATION LOSS PRINCIPAL AMOUNT

14.  CURRENT INTEREST

                (A)  CLASS HE: M-1 PASS-THROUGH RATE                                 6.98%
                                                                                    -----
                (B)  CLASS HE: M-1 INTEREST                                                      $    168,683.33
                                                                                                 ---------------

15.  AMOUNT APPLIED TO UNPAID CLASS HE: M-1 INTEREST SHORTFALL                                   $          0.00
                                                                                                 ---------------

16.  REMAINING UNPAID CLASS HE: M-1 INTEREST SHORTFALL                                           $          0.00
                                                                                                 ---------------

17.  CLASS M-1 INTEREST DEFICIENCY AMOUNT                                                        $          0.00
                                                                                                 ---------------

18.  CLASS M-1 INTEREST DEFICIENCY AMOUNT UNPAID                                                 $          0.00
                                                                                                 ---------------

     PRINCIPAL

19.  CLASS HE: M-1 PRINCIPAL DISTRIBUTION                                                        $          0.00
                                                                                                 ---------------

20.  CLASS HE: M-1 PRINCIPAL BALANCE                                                             $ 29,000,000.00
                                                                                                 ---------------

21.  AMOUNT, IF ANY, BY WHICH CLASS M-1 FORMULA DISTRIBUTION AMOUNT
     EXCEEDS CLASS M-1 DISTRIBUTION AMOUNT                                                       $          0.00
                                                                                                 ---------------

     CLASS HE:  M-2 CERTIFICATES
     ---------------------------

22.  AMOUNT AVAILABLE LESS THE CLASS HE: A DISTRIBUTION AMOUNT
     AND CLASS HE: M-1 DISTRIBUTION AMOUNT (INCLUDING MONTHLY SERVICING FEE)                     $  1,895,227.16
                                                                                                 ---------------

     INTEREST ON CLASS HE:  M-2 PRINCIPAL BALANCE LESS CLASS HE:  M-2
     LIQUIDATION LOSS PRINCIPAL AMOUNT

23.  CURRENT INTEREST

                (A)  CLASS HE: M-2 PASS-THROUGH RATE                                 7.17%
                                                                                     ----
                (B)  CLASS HE: M-2 INTEREST                                                      $    113,525.00
                                                                                                 ---------------

24.  AMOUNT APPLIED TO UNPAID CLASS HE: M-2 INTEREST SHORTFALL                                   $          0.00
                                                                                                 ---------------

25.  REMAINING UNPAID CLASS HE: M-2 INTEREST SHORTFALL                                           $          0.00
                                                                                                 ---------------

26.  CLASS HE: M-2 INTEREST DEFICIENCY AMOUNT                                                    $          0.00
                                                                                                 ---------------

27.  CLASS HE: M-2 INTEREST DEFICIENCY AMOUNT UNPAID                                             $          0.00
                                                                                                 ---------------


                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A
                                MONTHLY REPORT
                                   JUNE 1998
                                    PAGE 4

                                              DISTRIBUTION DATE:    7/15/98
                                                                ----------------
                                                          CUSIP# 393505 ZJA ZK1
                                                                ----------------
                                                                 ZL9 ZM7 ZN5 ZPO
                                                                ----------------
                                                                  ZQ8 ZR6 ZS4
                                                                ----------------
                                                  TRUST ACCOUNT:   3336335-0
                                                                ----------------


     PRINCIPAL

28.  CLASS HE: M-2 PRINCIPAL DISTRIBUTION                                                        $          0.00
                                                                                                 ---------------

29.  CLASS HE: M-2 PRINCIPAL BALANCE                                                             $ 19,000,000.00
                                                                                                 ---------------

30.  AMOUNT, IF ANY, BY WHICH CLASS M-2 FORMULA PRINCIPAL DISTRIBUTION AMOUNT
     EXCEEDS CLASS M-2 DISTRIBUTION AMOUNT                                                       $          0.00
                                                                                                 ---------------


     CLASS HE:  B PRINCIPAL DISTRIBUTION TESTS
     (TESTS MUST BE SATISFIED ON AND AFTER THE PAYMENT DATE OCCURRING IN MARCH 2001)

31.  AVERAGE SIXTY-DAY DELIQUENCY RATIO TEST

                (A)  SIXTY-DAY DELINQUENCY RATIO FOR CURRENT PAYMENT DATE                                   1.56%
                                                                                                 ---------------

                (B)  AVERAGE SIXTY-DAY DELINQUENCY RATIO TEST (ARITHMETIC AVERAGE OF
                     RATIOS FOR THIS MONTH AND TWO PRECEDING MONTHS; MAY NOT
                     EXCEED 6.0%)                                                                           1.02%
                                                                                                 ---------------

32.  AVERAGE THIRTY-DAY DELINQUENCY RATIO TEST

                (A)  THIRTY-DAY DELINQUENCY RATIO FOR CURRENT PAYMENT DATE                                  1.67%
                                                                                                 ---------------

                (B)  AVERAGE THIRTY-DAY DELINQUENCY RATIO TEST ( ARITHMETIC AVERAGE
                     OF RATIOS FOR THIS MONTH AND TWO PRECEDING MONTHS; MAY NOT
                     EXCEED 12%)                                                                            1.73%
                                                                                                 ---------------

33.  CUMULATIVE REALIZED LOSSES TEST

                (A)  CUMULATIVE REALIZED LOSSES FOR CURRENT PAYMENT DATE ( AS A PERCENTAGE
                     OF CUT-OFF DATE POOL PRINCIPAL BALANCE: MAY NOT EXCEED 7.5%.)                          0.00%
                                                                                                 ---------------

34.  CURRENT REALIZED LOSSES TEST

                (A)  CURRENT REALIZED LOSSES FOR CURRENT PAYMENT DATE                            $          0.00
                                                                                                 ---------------

                (B)  CURRENT REALIZED LOSS RATIO (TOTAL REALIZED LOSSES FOR MOST
                     RECENT THREE MONTHS, MULTIPLIED BY 4, DIVIDED BY ARITHMETIC
                     AVERAGE OF POOL SCHEDULED PRINCIPAL BALANCES FOR THIRD
                     PRECEDING REMITTANCE AND FOR CURRENT REMITTANCE DATE;
                     MAY NOT EXCEED 2%)                                                                     0.00%
                                                                                                 ---------------

35.  CLASS HE: B PRINCIPAL BALANCE TEST

                (A)  PERCENTAGE EQUAL TO (A) CLASS HE: B PRINCIPAL BALANCE
                     (BEFORE ANY DISTRIBUTIONS ON CURRENT PAYMENT DATE) PLUS SUM
                     OF EXTRA PRINCIPAL DISTRIBUTION AMOUNTS ON ALL PRIOR PAYMENT
                     DATE (MUST EQUAL OR EXCEED 5.5%)                                                       1.58%
                                                                                                 ---------------


                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A
                                MONTHLY REPORT
                                   JUNE 1998
                                    PAGE 5

                                              DISTRIBUTION DATE:    7/15/98
                                                                ----------------
                                                          CUSIP# 393505 ZJA ZK1
                                                                ----------------
                                                                 ZL9 ZM7 ZN5 ZPO
                                                                ----------------
                                                                  ZQ8 ZR6 ZS4
                                                                ----------------
                                                  TRUST ACCOUNT:   3336335-0
                                                                ----------------



     CLASS HE:  B CERTIFICATES
     -------------------------

36.  AMOUNT AVAILABLE LESS THE CLASS HE: A DISTRIBUTION AMOUNT
     AND CLASS HE: M DISTRIBUTION AMOUNT (INCLUDING MONTHLY SERVICING FEE)                       $  1,781,702.16
                                                                                                 ---------------

     INTEREST ON CLASS HE:  B PRINCIPAL BALANCE LESS CLASS HE:  B
     LIQUIDATION LOSS PRINCIPAL AMOUNT

37.  CURRENT INTEREST
                (A)  CLASS HE: B PASS-THROUGH RATE                                   7.31%
                                                                                     ----
                (B)  CLASS HE: B INTEREST                                                        $     36,550.00
                                                                                                 ---------------

38.  AMOUNT APPLIED TO UNPAID CLASS HE: B INTEREST SHORTFALL                                     $          0.00
                                                                                                 ---------------

39.  REMAINING UNPAID CLASS HE: B INTEREST SHORTFALL                                             $          0.00
                                                                                                 ---------------

40.  CLASS HE: B INTEREST DEFICIENCY AMOUNT                                                      $          0.00
                                                                                                 ---------------

41.  CLASS HE: B INTEREST DEFICIENCY AMOUNT UNPAID                                               $          0.00
                                                                                                 ---------------

     PRINCIPAL


42.  CLASS HE: B PRINCIPAL DISTRIBUTION                                                          $          0.00
                                                                                                 ---------------

43.  CLASS HE: B PRINCIPAL BALANCE                                                               $  6,000,000.00
                                                                                                 ---------------

44.  AMOUNT, IF ANY, BY WHICH CLASS B FORMULA DISTRIBUTION AMOUNT
     EXCEEDS CLASS B DISTRIBUTION AMOUNT                                                         $          0.00
                                                                                                 ---------------

     INTEREST ON CLASS HE: M-1, M-2, B LIQUIDATION LOSS PRINCIPAL AMOUNT

45.  CLASS HE: M-1

                (A)  CLASS HE: M-1 LIQUIDATION LOSS PRINCIPAL AMOUNT                             $          0.00
                                                                                                 ---------------
                (B)  INTEREST AT CLASS HE: M-1 PASS-THROUGH RATE ON
                     CLASS HE: M-1 LIQUIDATION LOSS PRINCIPAL AMOUNT                             $          0.00
                                                                                                 ---------------
                (C)  AMOUNT APPLIED TO UNPAID CLASS HE: M-1
                     LIQUIDATION LOSS INTEREST SHORTFALL                                         $          0.00
                                                                                                 ---------------
                (D)  REMAINING UNPAID CLASS HE: M-1 LIQUIDATION
                     LOSS INTEREST SHORTFALL                                                     $          0.00
                                                                                                 ---------------


                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A
                                MONTHLY REPORT
                                   JUNE 1998
                                    PAGE 6

                                              DISTRIBUTION DATE:    7/15/98
                                                                ----------------
                                                          CUSIP# 393505 ZJA ZK1
                                                                ----------------
                                                                 ZL9 ZM7 ZN5 ZPO
                                                                ----------------
                                                                  ZQ8 ZR6 ZS4
                                                                ----------------
                                                  TRUST ACCOUNT:   3336335-0
                                                                ----------------



46.  CLASS HE: M-2

                (A)  CLASS HE: M-2 LIQUIDATION LOSS PRINCIPAL AMOUNT                             $          0.00
                                                                                                 ---------------
                (B)  INTEREST AT CLASS HE: M-2 PASS-THROUGH RATE ON
                     CLASS HE: M-2 LIQUIDATION LOSS PRINCIPAL AMOUNT                             $          0.00
                                                                                                 ---------------
                (C)  AMOUNT APPLIED TO UNPAID CLASS HE: M-2
                     LIQUIDATION LOSS INTEREST SHORTFALL                                         $          0.00
                                                                                                 ---------------
                (D)  REMAINING UNPAID CLASS HE: M-2 LIQUIDATION
                     LOSS INTEREST SHORTFALL                                                     $          0.00
                                                                                                 ---------------

47.  CLASS HE: B

                (A)  CLASS HE: B LIQUIDATION LOSS PRINCIPAL AMOUNT                               $          0.00
                                                                                                 ---------------
                (B)  INTEREST AT CLASS HE: B PASS-THROUGH RATE ON
                     CLASS HE: B LIQUIDATION LOSS PRINCIPAL AMOUNT                               $          0.00
                                                                                                 ---------------
                (C)  AMOUNT APPLIED TO UNPAID CLASS HE: B
                     LIQUIDATION LOSS INTEREST SHORTFALL                                         $          0.00
                                                                                                 ---------------
                (D)  REMAINING UNPAID CLASS HE: B LIQUIDATION
                     LOSS INTEREST SHORTFALL                                                     $          0.00
                                                                                                 ---------------

     CLASS HE:  A, CLASS HE:  M, AND CLASS HE:  B CERTIFICATES
     ---------------------------------------------------------

48.  POOL SCHEDULED PRINCIPAL BALANCE                                                            $370,168,718.10
                                                                                                 ---------------

                (A)  FIXED RATE LOANS                                                            $303,174,129.33
                                                                                                 ---------------
                (B)  ADJUSTABLE RATE LOANS                                                       $ 66,994,588.77
                                                                                                 ---------------

49.  ADJUSTED POOL PRINCIPAL BALANCE                                                             $365,168,718.10
                                                                                                 ---------------

50.  POOL FACTORS

                (A)  CLASS HE: A-1ARM POOL FACTOR                                                      .89326118
                                                                                                 ---------------
                (B)  CLASS HE: A-1 POOL FACTOR                                                         .79204751
                                                                                                 ---------------
                (C)  CLASS HE: A-2 POOL FACTOR                                                        1.00000000
                                                                                                 ---------------
                (D)  CLASS HE: A-3 POOL FACTOR                                                        1.00000000
                                                                                                 ---------------
                (E)  CLASS HE: A-4 POOL FACTOR                                                        1.00000000
                                                                                                 ---------------
                (F)  CLASS HE: M-1 POOL FACTOR                                                        1.00000000
                                                                                                 ---------------
                (G)  CLASS HE: M-2 POOL FACTOR                                                        1.00000000
                                                                                                 ---------------
                (H)  CLASS HE: B POOL FACTOR                                                          1.00000000
                                                                                                 ---------------

51.  AGGREGATE EXTRA PRINCIPAL DISTRIBUTION AMOUNT ON CURRENT AND
     PRIOR PAYMENTS DATES                                                                        $  5,000,000.00
                                                                                                 ---------------


                       GREEN TREE FINANCIAL CORPORATION
                      CERTIFICATES FOR HOME EQUITY LOANS
                               GREEN TREE TRUST
                                   1998 - A
                                MONTHLY REPORT
                                   JUNE 1998
                                    PAGE 7

                                              DISTRIBUTION DATE:    7/15/98
                                                                ----------------
                                                          CUSIP# 393505 ZJA ZK1
                                                                ----------------
                                                                 ZL9 ZM7 ZN5 ZPO
                                                                ----------------
                                                                  ZQ8 ZR6 ZS4
                                                                ----------------
                                                  TRUST ACCOUNT:   3336335-0
                                                                ----------------



51.  LOANS DELINQUENT

                TOTAL HE FIXED
                (A)  31-59 DAYS        4,805,528.17     95
                                       ------------     --
                (B)  60-89 DAYS        1,809,813.01     33
                                       ------------     --
                (C)  90 OR MORE DAYS     627,783.18      8
                                       ------------     --

                ADJUSTABLE RATE
                (A)  31-59 DAYS        1,364,065.24     12
                                       ------------     --
                (B)  60-89 DAYS          124,793.96      3
                                       ------------     --
                (C)  90 OR MORE DAYS           0.00      0
                                       ------------     --

52.  PRINCIPAL BALANCE OF DEFAULTED CONTRACTS

                TOTAL HE FIXED CONTRACTS                                                         $  2,242,183.39
                                                                                                 ---------------
                ADJUSTABLE RATE CONTRACTS                                                        $    967,555.77
                                                                                                 ---------------

53.  NUMBER OF LIQUIDATED CONTRACTS AND NET LIQUIDATED LOSS

                TOTAL HE FIXED CONTRACTS                                   #      0              $          0.00
                                                                            -------------        ---------------
                ADJUSTABLE RATE CONTRACTS                                  #      0              $          0.00
                                                                            -------------        ---------------

54.  NUMBER OF LOANS REMAINING

                TOTAL HE FIXED CONTRACTS                                                                   5,896
                                                                                                 ---------------
                ADJUSTABLE RATE CONTRACTS                                                                    568
                                                                                                 ---------------

55.  PRE-FUNDED ARM AMOUNT                                                                       $          0.00
                                                                                                 ---------------

56.  PRE-FUNDED FIXED RATE AMOUNT                                                                $          0.00
                                                                                                 ---------------

     CLASS C SUBSIDIARY CERTIFICATES
     -------------------------------

57.  MONTHLY SERVICING FEE                                                                       $    237,665.76
                                                                                                 ---------------

58.  CLASS C MASTER RESIDUAL PAYMENT                                                             $  1,507,486.40
                                                                                                 ---------------

     PLEASE CONTACT THE BONDHOLDER RELATIONS DEPARTMENT OF FIRST TRUST NATIONAL ASSOCIATION AT (612) 973-5800 WITH ANY QUESTIONS REGARDING THIS STATEMENT OR YOUR DISTRIBUTION.